UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14(a)-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.

[ ] Confidential, for use of the

    Commission only (as permitted by

    Rule 14a-6(e)(2)).

[ ] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Section 240.14a-12

UNICO, INCORPORATED

_______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_______________________________________________________________________________ (2) Aggregate number of securities to which transaction applies:

_______________________________________________________________________________ (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________ (4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________ (5) Total fee paid:

______________________________________________________________________________ [ ] Fee paid previously with preliminary materials.

______________________________________________________________________________ [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule

    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,

    or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

______________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3) Filing Party:

______________________________________________________________________________

(4) Date Filed:

______________________________________________________________________________

UNICO, INCORPORATED

8880 Rio San Diego Drive, 8th Floor

San Diego, California  92108

(619) 209-6124

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY __, 2008

Dear Shareholders:

A special meeting of shareholders of Unico, Incorporated, an Arizona corporation (the “Company”), will be held on January __, 2008 at 10:00 a.m. local time, at the Hilton San Diego Mission Valley, 901 Camino del Rio South, San Diego, California, 92108 for the following purpose:

RECOMMENDED VOTE

To consider and vote upon a proposal to

FOR

amend the Company’s Articles of

Incorporation to authorize the Board of Directors,

in its discretion, to effect a reverse stock

split of the Company’s Common Stock at

a ratio of up to one-for-five hundred during the

six month period following the date of

the Special Meeting of Shareholders.

Only shareholders of record shown on the books of Unico at the close of business on November 19, 2007 will be entitled to vote at the meeting or any adjournment thereof.  Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting.  Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible.  Please mail your completed and signed proxy before January __, 2008 so that we will receive it prior to the special meeting of shareholders.  Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to Unico.

This notice, the proxy statement and the enclosed proxy are sent to you by order of the board of directors.

/s/ Mark A. Lopez Mark A. Lopez Chief Executive Officer

San Diego, CA
January __, 2008

UNICO, INCORPORATED,

an Arizona corporation

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY __, 2008

______________________________

INTRODUCTION

Your proxy is solicited by the board of directors of Unico, Incorporated, an Arizona corporation (“Unico” or the “Company”) for use at a special meeting of shareholders to be held on January __, 2008, and at any adjournment thereof, for the purposes set forth in the attached notice of special meeting.

The cost of soliciting proxies, including preparing, assembling and mailing the proxies and soliciting material, will be borne by Unico.  Directors, officers, and regular employees of Unico may, without compensation other than their regular compensation, solicit proxies personally, by telephone or electronic communication including facsimile and electronic mail.

Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary or other officer of Unico or by filing a new written proxy with an officer of Unico.  Personal attendance at the meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the meeting.

Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose.  Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the notice of special meeting.  If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter.  Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.  If a broker returns a “non-vote” proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of Unico’s principal executive office is 8880 Rio San Diego Drive, 8th Floor, San Diego, California  92108.  This proxy statement and the related proxy and notice of the special meeting will first be mailed to the shareholders on or about January __, 2008.

VOTING RIGHTS AND REQUIREMENTS

VOTING SECURITIES

Unico’s Board of Directors has fixed November 19, 2007 as the “Record Date” for determining shareholders entitled to vote at the special meeting. Persons who were not shareholders of record at the close of business on such date will not be allowed to vote at the special meeting.  At the close of business on the Record Date, there were approximately 4,815,363,072 shares of Unico’s Common Stock and 9,800,000 shares of Unico’s Series A Preferred Stock issued and outstanding.  Common Stock has 1 vote per share and Series A Preferred Stock has no voting rights, except for the election of two directors.

Votes cast by proxy or in person at the special meeting will be tabulated by Mark Lopez who has been appointed as the inspector of election prior to the special meeting.  He will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the special meeting, a proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker non-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the special meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Arizona law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of common stock present and voting at the meeting.

REVOCABILITY OF PROXY

You may revoke your proxy at any time prior to the start of our special meeting in three ways:

1.

by delivering a written notice of revocation to Mr. Mark Lopez, the Chief  Executive Officer of Unico, at 8880 Rio San Diego Drive, 8th Floor, San Diego, California  92108;

2.

by submitting a duly executed proxy bearing a later date; or

3.

by attending our special meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

DISSENTERS - RIGHTS OF APPRAISALS

Under Arizona law, shareholders of our common stock are not entitled to dissenter’s rights of appraisal with respect to our proposal.

QUORUM

The presence (in person or by proxy) at the special meeting of the holders of a number of shares of our Common Stock representing more than 2,407,681,537 votes (in excess of one-half of the number of votes eligible to be voted at the special meeting) will constitute a quorum for transacting business.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the voting shares that are present or represented at the special meeting in order to effect the shareholder approval described herein.

BOARD RECOMMENDATIONS - INSIDERS' INTENT TO VOTE IN FAVOR

Our Board of Directors has determined that each of the proposals is in the best interests of the Company and our shareholders.  Accordingly, the Board of Directors has unanimously approved each proposal and recommends that the shareholders vote in favor of each proposal as well.

As of the Record Date, members of our board of directors collectively own 19,228,629 shares of Unico’s common stock, or approximately 0.4% of the votes entitled to be cast at the special meeting.  They have indicated their intentions to vote their shares in favor of each proposal.

MATTER TO BE ACTED UPON

INFORMATION REGARDING THE PROPOSAL

AMENDMENT OF ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

The proposal to amend the Company's Articles of Incorporation is described below. A copy of the proposed amendment to the Company’s Articles of Incorporation is attached to this proxy statement as Exhibit A.

Purpose: The Board of Directors may effect a reverse stock split anytime during the six months following the date of the Special Meeting of Shareholders based upon any ratio up to a maximum ratio of one-for-five hundred, with the exact ratio to be established within this range by the Board of Directors in its sole discretion at the time it elects to effect the split. The Board of Directors believes that the Reverse Split is in the Company’s best interests in that it may increase the trading price of the Common Stock. An increase in the price of the Common Stock should, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock, while keeping the number of authorized shares of Common Stock at 5,000,000,000 shares, will provide the Company with additional authorized but unissued shares which could be utilized for future fundraising, acquisitions or mergers or to otherwise carry out the Company’s business objectives.

Effect: Although the Reverse Split may increase the market price of the Common Stock, the actual effect of the Reverse Split on the market price cannot be predicted. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split. Further, there is no assurance that the Reverse Split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions. The Reverse Split will affect all of the holders of the Company’s Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares either up or down (see discussion below).  However, because the conversion ratio of the Company’s convertible preferred stock will not be affected by the reverse stock split, the current Common Stock holders will be diluted at different levels depending on the actual ratio of the reverse split.  A greater ratio of the reverse split will result in greater actual dilution to current Common Stock shareholders.  The following table reflects the effect of various ratios of reverse stock splits on the current shareholders.  Information with respect to shares issuable upon conversion of convertible debentures is based upon the closing price of the Common Stock as of December 20, 2007.

Resulting

Reserved

Authorized

Reverse

Shares Issued &

for

but

Ratio

Outstanding

Issuance

Unreserved(1)

1-for-25

192,614,523

2,103,428

4,805,282,049

1-for-50

 96,307,261

1,051,714

4,902,641,025

1-for-75

 64,204,841

  701,143

4,935,094,016

1-for 100

 48,153,631

  525,857

4,951,320,512

1-for 200

 24,076,815

  262,929

4,975,660,256

1-for 500

  9,630,726

  105,171

4,990,264,102

_________________________

Current

4,815,363,072

52,585,700

  132,051,228

The reverse stock split will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders.

The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock, except for the following:  (a) the Company presently has outstanding $5,769,080 face value of convertible debentures, of which $563,980 are convertible to shares of Common Stock at 80% of the market price of the Common shares at the time of conversion and $5,205,100 are convertible to shares of Common Stock at 50% of the market price of the Common shares at the time of the conversion (approximately $4,194,080 of the face value of the debentures are presently in default and the remaining debentures have maturity dates between now and June 11, 2008), and using the December 20, 2007 market price of $0.0008 per share, the Company would need to issue approximately 13,893,969,000 shares of its Common Stock if all of the convertible debentures were converted to shares of Common Stock; (b) the Company presently has outstanding 9,800,000 shares of Series A Preferred Stock, all of which are convertible to shares of the Company’s Common Stock on a 1 for 1 share basis, and some or all of which may be converted to shares of the Company’s Common Stock at some time in the future; (c) the Company previously entered into stock payable agreements pursuant to which the Company received $999,000 and for which it is obligated to issue an aggregate of 42,785,700 shares of Common Stock, and (d) the Company intends to raise significant funds in the future to be used to support the operations of the Company and its subsidiaries and possibly to exercise the option to acquire ownership of the Bromide Basin Mine, and the Company will likely issue a substantial number of the Company’s shares of Common Stock for these purposes.

Although the Company cannot at the present time estimate the total number of shares of Common Stock which it may issue in the future, the Company estimates that it will need to raise approximately $3,500,000 to support its business operations during the next 12 months (assuming all of the convertible debentures are converted to shares of the Company's common stock, and none needs to be repaid by the Company with Company funds) of which approximately $1,500,000 is needed to support business operations in the next 90 days and approximately $250,000 will be needed to purchase a crusher necessary to complete the Company's mill. Unico will also require $835,000 in order to acquire ownership of the Bromide Basin Mine.  If the Company sold shares of Common Stock at the current market price of $0.0008 per share, an aggregate of approximately 4,375,000,000 shares of Common Stock would need to be sold to raise $3,500,000 to support operations for the next 12 months, and an additional 1,043,750,000 shares of Common Stock would need to be sold to raise an additional $835,000 to acquire ownership of the Bromide Basin Mine.

The Company has no other present plans or arrangement to make any such sales of Common Stock.  However, any sales of the Company’s shares of Common Stock, including those sales necessary for the purposes described above, could be on terms substantially different than a market price offering, which could result in substantially greater dilution to current shareholders.

The Company believes that continued use of equity financing is essential to pay existing obligations of the Company such as the outstanding convertible debentures, and finance ongoing business operations until such time as the Company is able to commence active mining operations and generate income sufficient to support Company business operations.  The remaining number of authorized, but unissued shares, is completely inadequate for the Company to raise the equity capital needed for the business purposes described above.  IF THE COMPANY IS UNABLE TO CONTINUE EQUITY FINANCING ACTIVITIES MADE POSSIBLE THROUGH THE SHAREHOLDERS’ APPROVAL OF THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT, THE COMPANY WILL NOT BE ABLE TO PAY ITS EXISTING OBLIGATIONS, CONTINUE ITS BUSINESS OPERATIONS, ACQUIRE ADDITIONAL MINING PROPERTIES SUCH AS THE BROMIDE BASIN MINE, AND THE COMPANY RUNS THE RISK OF LOSING ALL OF ITS EXISTING ASSETS TO ITS CREDITORS.  MANAGEMENT BELIEVES APPROVAL OF THE PROPOSAL IS ESSENTIAL TO THE CONTINUED BUSINESS OF THE COMPANY.

The increase in the number of shares of common stock authorized for issuance as a result of the reverse split could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our board of directors or contemplates a tender offer or other transaction involving the combination of the Company with another company, it may be possible for us to impede the attempt by issuing additional shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. By potentially discouraging initiation of any such unsolicited takeover attempt, the increased number of authorized shares of Common Stock may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The amendment may also have the effect of permitting our current management, including our board of directors, to retain its position indefinitely and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

Procedure for Effecting Reverse Split: The Reverse Split of the Company’s Common Stock will become effective at the discretion of the Board of Directors on any date designated by the Board of Directors (the “Effective Date”) within six months following the date of the Special Meeting of Shareholders. The Reverse Split will take place on the Effective Date without any additional action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued.

Fractional Shares: No fractional shares will be issued in connection with the Reverse Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock that is not evenly divisible by the ratio selected by the Board of Directors will receive an additional fractional share such that they receive an even number of shares.  For example, a shareholder who would be entitled to receive one-fourth of a share would instead receive one full additional share of Unico’s common stock on the date that the Reverse Split is implemented.

Federal Income Tax Consequences of Reverse Split: The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company’s Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder. EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a shareholder upon the shareholder’s exchange of shares pursuant to the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

No Dissenters’ Rights: The holders of the Company's Common Stock are not entitled to dissenters’ rights in connection with the Reverse Split. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS:  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO UNICO’S ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO EFFECT THE REVERSE SPLIT.

LITIGATION

The Company previously mailed definitive proxy materials to its shareholders seeking to approve the same proposal at a special meeting of shareholders originally scheduled for December 21, 2007.

On December 17, 2007, plaintiff Legacy Trading Group (“Legacy”), a California limited liability company, filed an action against Unico alleging violation of Section 14(a) and (c) of the Securities Exchange Act of 1934 and the Rules promulgated thereunder, and Arizona Revised Statute § 19-705.  The action was filed in the United States District Court, Southern Division of California (Civil No. 07CV 2344-L (RBB)).  Legacy filed an ex parte application for a Temporary Restraining Order (“TRO”), contending that notice of the special meeting of Unico’s shareholders and/or the related proxy statement were not provided to all shareholders.  At a hearing held on December 18, 2007, the

Court granted the application for a TRO, and enjoined and restrained Unico from holding the special meeting of the shareholders on December 21, 2007 or at any other time until the preliminary injunction hearing in this matter is heard.  The preliminary injunction hearing is scheduled for January 7, 2008.

Unico believes notice of the special meeting of Unico’s shareholders and the related proxy statement for the December 21, 2007 meeting were sent to all shareholders entitled to receive such pursuant to applicable federal proxy rules and the Arizona Revised Statutes.  However, since the TRO prevented the Company from holding the special meeting of shareholders on December 21, 2007, the Company is soliciting new proxies from its shareholders for the special meeting of shareholders which has been rescheduled for January __, 2008.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSALS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation to authorize the Board of Directors, in its discretion, to effect a reverse split of the Company’s Common Stock which is not shared by all other holders of the Company’s Common Stock with the exception that directors (who also serve as employees) and executive officers who hold shares of the Company’s Series A Preferred Stock may benefit from a reverse split of the shares of the Company’s Common Stock since each share of Series A Preferred Stock is convertible into shares of the Company’s Common Stock on a one-for-one (1:1) basis, and the conversion ratio is not affected by forward or reverse stock splits of shares of the Common Stock.  See “Security Ownership of Certain Beneficial Owners and Management.” Mark A. Lopez, C. Wayne Hartle and Ray Brown are each holders of shares of Series A Preferred Stock of the Company.  As such, they may benefit from a reverse split of the shares of Common Stock.

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 5 billion shares of Common Stock authorized with a stated value of $0.001 per share, of which approximately 4,815,363,072 shares were issued and outstanding, with 184,636,928 shares authorized but unissued.  Each holder of Unico’s Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors.  All voting is non-cumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors.  The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the Preferred Stock have been paid in accordance with the terms of such Preferred Stock and there exists no deficiency in any sinking fund for the Preferred Stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the Preferred Stock and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

PREFERRED STOCK

As of the Record Date, the Company has 20,000,000 shares of Preferred Stock designated. The Board of Directors has sole discretion in designating the preferences, limitations and relative rights of the Preferred Stock.  The Company presently has one (1) class or series of Preferred Stock outstanding.

Series A Preferred Stock – The Company has ten million (10,000,000) shares of Series A Preferred Stock designated.  Each share of Series A Preferred Stock is convertible into shares of the Company’s Common Stock on a one-for-one (1:1) basis, and the conversion ratio is not affected by forward or reverse stock splits.  The Series A Preferred Stock is non-interest bearing, does not have voting rights and is not entitled to receive dividends.  In the event of a liquidation event, the Series A Preferred Stock automatically converts into Common Stock based on the foregoing formula.  Holders of the Series A Preferred Stock are entitled to elect two (2) persons to the Company’s Board of Directors. As of the Record Date, there were 9,800,000 shares of Series A Preferred Stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 19, 2007 the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 8880 Rio San Diego Drive, 8th Floor, San Diego, California 92108.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class
Mark A. Lopez Chief Executive Officer	50,000 5,401,968	Common Series A Preferred	* 55%
Wayne Ash President	2,000	Common	*
Wayne Hartle Secretary and Director	2,994,224 348,989	Common Series A Preferred	* 4%
Kenneth C. Wiedrich Chief Financial Officer	0	Common	0%

Ray Brown Director	16,227,474 3,549,043	Common Series A Preferred	* 36%
All directors and executive officers (5 persons)	19,273,698 9,300,000	Common Series A Preferred	*% 95%
*Denotes less than 1%

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 4,815,363,072 shares of Common Stock and 9,800,000 shares of Series A Preferred Stock outstanding as of November 19, 2007.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (202) 942-8090 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at “http://www.sec.gov.”

OTHER BUSINESS

The board of directors knows of no other matters to be presented at the special meeting.  If any other matter does properly come before the special meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at Unico’s next annual meeting of shareholders must have been received by the Company not later than a reasonable time before Unico begins to print and mail its proxy materials under the provisions of Rule 14a-8 of the Securities Exchange Act of 1934.  Unico intends that its next annual meeting of shareholders shall be held in July, 2008.

The person presiding at the next annual meeting of shareholders may refuse to permit to be brought before the meeting any shareholder proposal not made in compliance with Rule 14a-8.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows the Company to incorporate by reference information that the Company files with the SEC. Unico incorporates by reference the information contained in Unico’s Annual Report to Stockholders on Form 10-KSB for the fiscal year ended February 28, 2007 filed with the SEC on June 13, 2007 and mailed with this proxy statement.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2007 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST.  REQUESTS SHOULD BE SENT TO MARK A. LOPEZ, 8880 RIO SAN DIEGO DRIVE, 8TH FLOOR, SAN DIEGO, CALIFORNIA 92108.

ANNUAL REPORT

A copy of Unico’s Annual Report to Shareholders on Form 10-KSB for the fiscal year ended February 28, 2007, including financial statements, accompanies this notice of special meeting and proxy statement.

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2007 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST.  REQUESTS SHOULD BE SENT TO MARK A. LOPEZ, 8880 RIO SAN DIEGO DRIVE, 8TH FLOOR, SAN DIEGO, CALIFORNIA  92108.

Dated: January __, 2008

San Diego, California

UNICO, INCORPORATED

PROXY FOR SPECIAL MEETING TO BE HELD ON JANUARY __, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark A. Lopez as proxy, with the power to appoint their substitute(s), to represent and to vote all the shares of common stock of Unico, Incorporated, an Arizona corporation (the “Company”), which the undersigned would be entitled to vote, at Unico’s special meeting of stockholders to be held on January __, 2008 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

SPECIAL MEETING OF SHAREHOLDERS OF

UNICO, INCORPORATED

January __, 2008

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of Unico, Incorporated to be held at 10:00 a.m. local time on January __, 2008, at the Hilton San Diego Mission Valley, 901 Camino del Rio South, San Diego, California, 92108.  Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

      FOR

  AGAINST

ABSTAIN

1.

Proposal to authorize the Board of

[_]

     [_]

  [_]

Directors, in its discretion, to

effect a reverse stock split of the

Company’s Common Stock at a ratio of

up to one-for-five hundred during the

six month period following the

vote of the Special Meeting of

Shareholders.

2.  To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

    The board of directors recommends you vote “FOR” the above proposal.

This proxy when properly executed will be voted in the manner directed above.  In the absence of direction for the above proposal, this proxy will be voted “FOR” that proposal.  Other matters: in their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

If you plan to attend the special meeting of shareholders, please mark this box [_]

Dated:________________, 2008

SIGNATURE _____________________________________________________________

NAME (PRINTED) ________________________________________________________

TITLE _________________________________________________________________

Important: Please sign exactly as name appears on this proxy.  When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

EXHIBIT “A”

ARTICLES OF AMENDMENT

to the

ARTICLES OF INCORPORATION
of
UNICO, INCORPORATED

Pursuant to the provisions of the Arizona Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is Unico, Incorporated.

[Paragraph “SECOND” below, shall only be completed and included if and when Unico’s Board of Directors adopts a Reverse Split.]

SECOND:  That the presently issued and outstanding Common Stock of the corporation, $.001 par value, shall, at __:__ a.m., Eastern Time, on ______________, 2008 (the “Effective Time”), be deemed to be “reverse split,” and in the furtherance thereof, there shall, after the Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each _____ (_) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time.  To the extent that any shareholder shall be deemed after the Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share.  Each shareholder of record as of the Effective Time shall be entitled to receive from the Corporation’s transfer agent a certificate representing the number of shares of the Common Stock to which such shareholder is entitled hereunder upon delivery to the Corporation’s transfer agent of a certificate or certificates representing the number of shares owned by such shareholder of record as of the Effective Time.

THIRD:  The foregoing amendment was adopted by the vote of the shareholders on January __, 2008.

FOURTH:  The number of shares of the Corporation outstanding at the time of such adoption was 4,815,363,072 common shares (1 vote per share) and 9,800,000 Series A Preferred Shares (non-voting); and the number of shares entitled to vote thereon was 4,815,363,072. The number of shares indisputably represented at the meeting where the vote occurred was [____________].

FIFTH:  The number of shares voted for such amendment was [____________]; and the number of shares voted against such amendment was [____________].  [____________] shares abstained.  The number of shares voted for the amendment was sufficient for approval of the amendment.

SIXTH: The foregoing amendment does not effect an exchange, reclassification or cancellation of shares.

SEVENTH: The amount of stated capital after the amendment is $_______.

Dated this ____ day of ____________, 2008

UNICO, INCORPORATED

By __________________________

                                 Its Chief Executive Officer

and __________________________

                                  Its Secretary

STATE OF CALIFORNIA    )

: ss.

COUNTY OF SAN DIEGO    )

I, __________________________, Notary Public, do hereby certify that on this __, day of ____________, 2008 personally appeared before me Mark A. Lopez who being by me first duly sworn, declared that he is the Chief Executive Officer of Unico, Incorporated, that he signed the foregoing document as Chief Executive Officer of the Corporation, and that the statements therein contained are true.

_______________________________

Notary Public

Residing at: _____________________

My Commission Expires: __________

SEC\0835